John Hancock Trust
Supplement dated October 15, 2008
to the Prospectus dated May 1, 2008
The section of the prospectus “General Information — Valuation of Securities” is amended and restated as follows:
Valuation of Securities
Securities held by a Fund (except securities held by the Money Market Trusts, shares of other open-end investment companies held by a fund of funds, and debt instruments with remaining maturities of 60 days or less) are valued at their market value if market quotations are readily available. Otherwise, Fund portfolio securities are valued at fair value as determined in good faith by the Trustees. The Trustees have delegated the responsibility to fair value securities to JHT’s Pricing Committee, and actual calculation of fair value may be made by persons acting pursuant to the direction of the Trustees. Shares of other open-end investment companies held by a Fund are valued at NAV. Securities held by the Money Market Trusts and debt instruments with remaining maturities of 60 days or less are valued at amortized cost.
Generally, trading (i) in non-U.S. securities; (ii) U.S. government securities; and (iii) money market instruments is substantially completed each day at various times prior to the close of trading of the NYSE. The values of such securities used in computing a Fund’s NAV are generally determined as of such times. If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Trustees or their designee believe accurately reflects its fair value.
     In deciding whether to make a fair value adjustment to the price of a security, the Trustees or their designee may review a variety of factors, including:
     in the case of foreign securities:
•	developments in foreign markets,

•	the performance of U.S. securities markets,

•	the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities, and

•	the fact that JHT is calculating its NAV for its portfolios when a particular foreign market is closed.

In view of these factors, it is likely that Funds investing significant amount of assets in securities in foreign markets will be fair valued more frequently than Funds investing significant amount of assets in frequently traded, U.S. exchange listed securities of large capitalization U.S. issuers.
     in the case of fixed income securities:
•	actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets.
     in the case of all securities:
•	political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded,

•	announcements concerning matters such as trading suspensions, acquisitions, recapitalizations, or litigation developments, a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry, and

•	events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets).
     Fair value pricing of securities is intended to help ensure that a Fund’s NAV reflects the value of the Fund’s portfolio securities as of the close of the NYSE (as opposed to a value that is no longer accurate as of such close), thus limiting the opportunity for aggressive traders to purchase shares of the Fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain. However, a security’s valuation may differ depending on the method used for determining value, and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains. The use of fair value pricing has the effect of valuing a security based upon the price the Fund might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty and subjective nature of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of a Fund’s assets that is invested in other open-end investment companies, that portion of the Fund’s NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that other investment company.
     If a Fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.